                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 24, 1998


                            McKESSON CORPORATION
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


        Delaware                     1-13252                    94-3207296
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


McKesson Plaza
One Post Street
San Francisco, California                                         94104
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



--------------------------------------------------------------------------------
      Registrant's telephone number, including area code (415) 983-8300

Item 5.  Other Events
---------------------

        Attached are the unaudited pro forma combined consolidated financial data of McKesson Corporation and AmeriSource Health Corporation which updates the pro forma data included in Amendment No. 1 to Form S-4 (Registration No. 333-40587) filed by the Registrant with the Commission on January 2, 1998.

        On February 24, 1998, the Registrant announced that it has completed a private placement of $300 million senior unsecured debt securities. The text of the press release regarding this announcement is set forth in Exhibit (99) to this Current Report on Form 8-K.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
-----------------------------------------------------------------------------
     (c) Exhibits

         (99) Press Release issued by McKesson Corporation on February 24,
              1998.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        McKESSON CORPORATION
                                        (Registrant)


Dated:  February 24, 1998               By /s/ Richard H. Hawkins
                                        ----------------------------------
                                        Richard H. Hawkins
                                        Vice President and
                                        Chief Financial Officer

                                        By /s/ Heidi E. Yodowitz
                                        ----------------------------------
                                        Heidi E. Yodowitz
                                        Controller

         UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA OF
           McKESSON CORPORATION AND AMERISOURCE HEALTH CORPORATION

  The following unaudited pro forma combined consolidated financial data present, under the pooling of interests accounting method, the combined condensed balance sheet of McKesson Corporation, ("McKesson") and AmeriSource Health Corporation ("AmeriSource") as of December 31, 1997 and the combined condensed statements of income of McKesson and AmeriSource for the nine-month periods ended December 31, 1997 and 1996 and the fiscal years ended March 31, 1997, 1996 and 1995. The unaudited pro forma combined consolidated financial data reflect preliminary estimated adjustments necessary to conform inventory accounting policies of the separate companies but do not reflect any cost savings and other synergies anticipated by McKesson management as a result of the pending merger of McKesson and AmeriSource (the "Merger") or any Merger related expenses and are not necessarily indicative of the actual results of operations or the financial position of the combined entities had the Merger been consummated at the beginning of the earliest period presented, nor are they necessarily indicative of future results of operations or financial position.

  McKesson's fiscal year ends on March 31. AmeriSource's fiscal year ends on September 30. For purposes of combining AmeriSource's historical financial data with McKesson's historical financial data with McKesson's historical financial data in the unaudited pro forma combined consolidated financial data, the financial information of AmeriSource has been reported using the twelve-month periods ended March 31, 1997, 1996 and 1995, and the nine-month periods ended December 31, 1997 and 1996.

  The unaudited pro forma combined consolidated financial data should be read in conjunction with the historical audited and unaudited consolidated financial statements of McKesson and AmeriSource previously filed with the Securities and Exchange Commission by the respective companies.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                   NINE-MONTH PERIOD ENDED DECEMBER 31, 1997

                                                                                                          Pro Forma
                                                                         Historical   Historical    ------------------------
                                                                         McKesson    AmeriSource    Adjustments    Combined
                                                                         ----------  ------------   -----------   -----------
                                                                             (in millions, except per share amounts)
Revenues............................................................    $13,481.3      $6,538.1      $              $20,019.4
Costs and expenses
  Cost of sales.....................................................     12,371.8       6,224.1          3.3 (1)     18,599.2
  Selling, distribution and administration..........................        836.5         219.6 (2)                   1,056.1
  Interest..........................................................         74.8          33.9                         108.7
                                                                         --------      --------      -------        ---------
      Total.........................................................     13,283.1       6,477.6          3.3         19,764.0
                                                                         --------      --------      -------        ---------
Income before income taxes and dividends on convertible preferred
  securities of subsidiary trust....................................        198.2          60.5 (2)     (3.3)(1)        255.4
Income taxes........................................................        (74.3)        (23.5)         1.2 (3)        (96.6)
Dividends on convertible preferred securities of subsidiary trust,
net of tax benefit..................................................         (4.7)                                       (4.7)
                                                                         --------      --------      -------        ---------
      Net income....................................................     $  119.2      $   37.0 (2)  $  (2.1)(1)(3) $   154.1
                                                                         ========      ========      =======        =========
Earnings per common share (4)
  Diluted...........................................................     $   1.23      $   1.53                     $    1.17
  Basic.............................................................         1.30          1.55                          1.23
  Shares on which earnings per common share were based (4)
    Diluted.........................................................        101.1          24.1         10.1 (5)        135.3
    Basic...........................................................         91.3          23.8         10.0 (5)        125.1

See Notes to Unaudited Pro Forma Combined Consolidated Financial Data of McKesson and AmeriSource
------
(1) Reflects the estimated adjustment necessary to conform inventory accounting policies of the separate companies.
(2) Includes a $6.4 million charge to consolidate facilities and restructure the sales force and a $5.2 million charge related to executive management changes, $7.1 million after-tax in the aggregate.
(3) Adjusts the historical provision for income taxes to give effect to the pro forma adjustment discussed above.
(4) Historical amounts have been restated in accordance with Statement of Financial Standards No. 128 "Earnings per Share" and also reflect the McKesson two-for-one stock split declared October 29, 1997, distributed January 2, 1998 to stockholders of record on December 1, 1997.
(5) Reflects the effect of the exchange ratio of 1.42 shares of McKesson common stock for each share of AmeriSource common stock.

              PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                  NINE-MONTH PERIOD ENDED DECEMBER 31, 1996

                                                                                                        Pro Forma
                                                                 Historical       Historical     ------------------------
                                                                  McKesson        AmeriSource    Adjustments    Combined
                                                                ------------     ------------    -----------    ---------
                                                                            (in millions, except per share amounts)
Revenues.......................................................  $8,888.1          $4,654.0        $            $13,542.1
Costs and expenses
   Cost of sales...............................................   8,181.4           4,413.3 (1)      3.5 (2)     12,598.2
   Selling, distribution and administration....................     696.1 (3)         165.5                         861.6
   Interest....................................................      33.8              26.3                          60.1
                                                                ---------          --------        -----        ---------
      Total....................................................   8,911.3           4,605.1          3.5         13,519.9
                                                                ---------          --------        -----        ---------
Income (loss) before income taxes..............................     (23.2)(3)          48.9         (3.5)(2)         22.2
Income taxes...................................................      (8.5)            (13.4)(4)      1.3 (5)        (20.6)
                                                                ---------          --------        -----        ---------
Income (loss) after taxes
   Continuing operations.......................................     (31.7)(3)          35.5(1)(4)   (2.2)(2)(5)       1.6
   Discontinued operations.....................................       7.7                                             7.7
   Discontinued operations-gain on sale of Armor All Stock.....     120.2                                           120.2
   Extraordinary item..........................................                        (7.2)                         (7.2)
                                                                ---------          --------        -----        ---------
      Net income (loss)........................................ $    96.2          $   28.3        $(2.2)       $   122.3
                                                                =========          ========        =====        =========
Earnings (loss) per common share (6)
   Diluted
    Continuing operations...................................... $   (0.37)         $   1.50                     $    0.01
    Discontinued operations....................................      0.09                                            0.06
    Discontinued operations-gain on sale of Armor All Stock....      1.41                                            0.99
    Extraordinary item.........................................                       (0.30)                        (0.06)
                                                                ---------          --------                     ---------
      Total.................................................... $    1.13          $   1.20                     $    1.00
                                                                =========          ========                     =========
   Basic
    Continuing operations.......................................$   (0.37)         $   1.52                     $    0.01
    Discontinued operations.....................................     0.09                                            0.07
    Discontinued operations-gain on sale of Armor All Stock.....     1.41                                            1.02
    Extraordinary item..........................................                      (0.31)                        (0.06)
                                                                ---------          --------                     ---------
      Total.................................................... $    1.13          $   1.21                     $    1.04
                                                                =========          ========                     =========
   Shares on which earnings (loss) per common share were
       based (6)
    Diluted.....................................................     85.0              23.6         13.3 (7)(8)     121.9
    Basic.......................................................     85.0              23.4          9.7 (7)        118.1

See Notes to Unaudited Pro Forma Combined Consolidated Financial Data of McKesson and AmeriSource
------
(1) Includes a one-time cumulative non-cash charge of $10.9 million, $7.1 million after-tax.
(2) Reflects the estimated adjustment necessary to conform inventory accounting policies of the separate companies.
(3) Includes $98.8 million in charges for restructuring, asset impairment and other operating items and $48.2 million write-off for in-process technology related to the acquisition of McKesson Automated Healthcare, Inc., $109.5 million after-tax in the aggregate.
(4) Reflects a reduction of $7.1 million due to a favorable settlement of an Internal Revenue Service audit.
(5) Adjusts the historical provision for income taxes to give effect to the pro forma adjustment discussed above.
(6) Historical amounts have been restated in accordance with Statement of Financial Accounting Standards No. 128 "Earnings per Share" and also reflect the McKesson two-for-one stock split declared October 29, 1997, distributed January 2, 1998 to stockholders of record on December 1, 1997.
(7) Reflects the effect of the exchange ratio of 1.42 shares of McKesson common stock for each share of AmeriSource common stock.
(8) Includes shares arising from the assumed exercise of McKesson stock options under the treasury stock method. Because of the loss from continuing operations reported by McKesson, such shares were anti-dilutive and, therefore, were excluded from the computations of McKesson's historical per share loss from continuing operations, income from discontinued operations and net income.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                       FISCAL YEAR ENDED MARCH 31, 1997

                                                                   PRO FORMA
                            HISTORICAL     HISTORICAL        -------------------------
                             MCKESSON      AMERISOURCE       ADJUSTMENTS     COMBINED
                            ----------     -----------       -----------     ---------
                              (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues................... $12,886.7       $6,439.5            $            $19,326.2
Costs and expenses
 Cost of sales.............  11,849.4        6,105.9 (1)          3.1 (2)     17,958.4
 Selling, distribution and
  administration...........     944.5 (3)      225.9                           1,170.4
 Interest..................      55.7           37.3                              93.0
                            ---------       --------            -----        ---------
   Total...................  12,849.6        6,369.1              3.1         19,221.8
                            ---------       --------            -----        ---------
Income before income taxes
 and dividends on convert-
 ible preferred securities
 of subsidiary trust.......      37.1 (3)       70.4 (1)         (3.1)(2)        104.4
Income taxes...............     (31.3)         (21.8)(4)          1.2 (5)        (51.9)
Dividends on convertible
 preferred securities of
 subsidiary trust, net of
 tax benefit...............      (0.7)                                            (0.7)
                            ---------       --------            -----        ---------
Income (loss) after taxes
 Continuing operations.....       5.1 (3)       48.6 (1)(4)      (1.9)(2)(5)      51.8
 Discontinued operations...       8.6                                              8.6
 Discontinued operations--
  gain on sale.............     120.2                                            120.2
 Extraordinary item........                     (9.2)                             (9.2)
                            ---------       --------            -----        ---------
   Net income.............. $   133.9       $   39.4            $(1.9)       $   171.4
                            =========       ========            =====        =========
Earnings (loss) per common
 share (6)
 Diluted
 Continuing operations..... $    0.06       $   2.05                         $    0.43
 Discontinued operations...      0.10                                             0.07
 Discontinued operations--
  gain on sale.............      1.35                                             0.98
 Extraordinary item........                    (0.39)                            (0.08)
                            ---------       --------                         ---------
   Total................... $    1.51       $   1.66                         $    1.40
                            =========       ========                         =========
 Basic
 Continuing operations..... $    0.06       $   2.07                         $    0.44
 Discontinued operations...      0.10                                             0.07
 Discontinued operations--
  gain on sale.............      1.41                                             1.01
 Extraordinary item........                    (0.39)                            (0.08)
                            ---------       --------                         ---------
   Total................... $    1.57       $   1.68                         $    1.44
                            =========       ========                         =========
 Shares on which earnings
  (loss) per common share
  were based (6)
 Diluted...................      89.4           23.7             10.0 (7)        123.1
 Basic.....................      85.5           23.4              9.9 (7)        118.8

See Notes to Unaudited Pro Forma Combined Consolidated Financial Data of McKesson and AmeriSource

--------
(1) Includes a one-time, cumulative non-cash charge of $10.9 million, $7.1 million after-tax.
(2) Reflects the estimated adjustment necessary to conform inventory accounting policies of the separate companies.
(3) Includes $98.8 million in charges for restructuring, asset impairment and other operating items and $48.2 million for the write-off of in-process technology related to the acquisition of McKesson Automated Healthcare, Inc., $109.5 million after-tax in the aggregate.
(4) Reflects a reduction of $7.1 million due to a favorable settlement of an Internal Revenue Service audit.
(5) Adjusts the historical provision for income taxes to give effect to the pro forma adjustment discussed above.
(6) Historical amounts have been restated in accordance with Statement of Financial Accounting Standards No. 128 "Earnings per Share" and also reflect the McKesson two-for-one stock split declared October 29, 1997, distributed January 2, 1998 to stockholders of record on December 1, 1997.
(7) Reflects the effect of the exchange ratio of 1.42 shares of McKesson common stock for each share of AmeriSource common stock.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME

                       FISCAL YEAR ENDED MARCH 31, 1996

                                                            PRO FORMA
                               HISTORICAL HISTORICAL  -------------------------
                                MCKESSON  AMERISOURCE ADJUSTMENTS     COMBINED
                               ---------- ----------- -----------     ---------
                                 (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues.....................   $9,953.7   $5,006.4      $            $14,960.1
Costs and expenses
 Cost of sales...............    9,038.2    4,721.0        2.3 (1)     13,761.5
 Selling, distribution and
  administration.............      674.2      183.2                       857.4
 Interest....................       44.4       39.3                        83.7
                                --------   --------      -----        ---------
  Total......................    9,756.8    4,943.5        2.3         14,702.6
                                --------   --------      -----        ---------
Income before income taxes...      196.9       62.9       (2.3)(1)        257.5
Income taxes.................      (76.2)     (23.3)       0.9 (2)        (98.6)
                                --------   --------      -----        ---------
Income (loss) after taxes
 Continuing operations.......      120.7       39.6       (1.4)(1)(2)     158.9
 Discontinued operations.....       14.7                                   14.7
 Extraordinary item..........                  (6.2)                       (6.2)
                                --------   --------      -----        ---------
  Net income.................   $  135.4   $   33.4      $(1.4)       $   167.4
                                ========   ========      =====        =========
Earnings (loss) per common
 share (3)
 Diluted
 Continuing operations.......   $   1.29   $   1.79                   $    1.28
 Discontinued operations.....       0.16                                   0.12
 Extraordinary item..........                 (0.28)                      (0.05)
                                --------   --------                   ---------
  Total......................   $   1.45   $   1.51                   $    1.35
                                ========   ========                   =========
 Basic
 Continuing operations.......   $   1.36   $   1.80                   $    1.32
 Discontinued operations.....       0.17                                   0.12
 Extraordinary item..........                 (0.28)                      (0.05)
                                --------   --------                   ---------
  Total......................   $   1.53   $   1.52                   $    1.39
                                ========   ========                   =========
 Shares on which earnings
  (loss) per common share
  were based (3)
 Diluted.....................       93.2       22.1        9.2 (4)        124.5
 Basic.......................       88.8       22.0        9.2 (4)        120.0

See Notes to Unaudited Pro Forma Combined Consolidated Financial Data of McKesson and AmeriSource

--------
(1) Reflects the estimated adjustment necessary to conform inventory accounting policies of the separate companies.
(2) Adjusts the historical provision for income taxes to give effect to the pro forma adjustment discussed above.
(3) Historical amounts have been restated in accordance with Statement of Financial Accounting Standards No. 128 "Earnings per Share" and also reflect the McKesson two-for-one stock split declared October 29, 1997, distributed January 2, 1998 to stockholders of record on December 1, 1997.
(4) Reflects the effect of the exchange ratio of 1.42 shares of McKesson common stock for each share of AmeriSource common stock.

               PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                       FISCAL YEAR ENDED MARCH 31, 1995

                                                                PRO FORMA
                          HISTORICAL       HISTORICAL     ---------------------------
                           MCKESSON        AMERISOURCE    ADJUSTMENTS       COMBINED
                          ----------       -----------    -----------       ---------
                            (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues................   $9,438.7         $4,435.9       $                $13,874.6
Costs and expenses
 Cost of sales..........    8,630.5 (1)      4,184.3             1.8 (2)     12,816.6
 Selling, distribution
  and administration....      817.2 (1)        345.2 (3)                      1,162.4
 Interest...............       44.5             62.5                            107.0
                           --------         --------       ---------        ---------
   Total................    9,492.2          4,592.0             1.8         14,086.0
                           --------         --------       ---------        ---------
Loss before taxes.......      (53.5)(1)       (156.1)(3)        (1.8)(2)       (211.4)
Income taxes............      (96.6)(4)        (15.1)            0.7 (5)       (111.0)
                           --------         --------       ---------        ---------
Income (loss) after
 taxes
 Continuing operations..     (150.1)(1)(4)    (171.2)(3)        (1.1)(2)(5)    (322.4)
 Discontinued opera-
  tions.................      (23.1)                                            (23.1)
 Discontinued opera-
  tions--gains on
  sale/donation.........      577.7                                             577.7
 Extraordinary item.....                       (11.9)                           (11.9)
                           --------         --------       ---------        ---------
   Net income (loss)....   $  404.5         $ (183.1)      $    (1.1)       $   220.3
                           ========         ========       =========        =========
Earnings (loss) per com-
 mon share (6)
 Diluted
 Continuing operations..   $  (1.83)        $ (11.60)                       $   (3.11)
 Discontinued opera-
  tions.................      (0.27)                                            (0.22)
 Discontinued opera-
  tions--gains on
  sale/donation.........       6.88                                              5.51
 Extraordinary item.....                       (0.81)                           (0.11)
                           --------         --------                        ---------
   Total................   $   4.78         $ (12.41)                       $    2.07
                           ========         ========                        =========
 Basic
 Continuing operations..   $  (1.83)        $ (11.60)                       $   (3.11)
 Discontinued opera-
  tions.................      (0.27)                                            (0.22)
 Discontinued opera-
  tions--gains on
  sale/donation.........       6.88                                              5.51
 Extraordinary item.....                       (0.81)                           (0.11)
                           --------         --------                        ---------
   Total................   $   4.78         $ (12.41)                       $    2.07
                           ========         ========                        =========
 Shares on which
  earnings (loss) per
  common share were
  based (6)
 Diluted................       83.9             14.8             6.2 (7)        104.9
 Basic .................       83.9             14.8             6.2 (7)        104.9

See Notes to Unaudited Pro Forma Combined Consolidated Financial Data of McKesson and AmeriSource

--------
(1) Includes $59.4 million in compensation costs (included in administration expense) related to the sale of PCS and $139.5 million in charges for asset impairment, restructuring and other operating items ($35.9 million included in cost of sales and $103.6 million included in administration expense), $130.6 million after-tax in the aggregate.
(2) Reflects the estimated adjustment necessary to conform inventory accounting policies of the separate companies.
(3) Includes a $179.8 million write-off of goodwill.
(4) Includes $107.0 million of income tax expense related to the sale of PCS.
(5) Adjusts the historical provision for income taxes to give effect to the pro forma adjustment discussed above.
(6) Historical amounts have been restated in accordance with Statement of Financial Accounting Standards No. 128 "Earnings per Share" and also reflect the McKesson two-for-one stock split declared October 29, 1997, distributed January 2, 1998 to stockholders of record on December 1, 1997.
(7) Reflects the effect of the exchange ratio of 1.42 shares of McKesson common stock for each share of AmeriSource common stock.

                  PRO FORMA COMBINED CONDENSED BALANCE SHEET

                               DECEMBER 31, 1997

                                                              PRO FORMA
                                HISTORICAL HISTORICAL  ------------------------
                                 MCKESSON  AMERISOURCE ADJUSTMENTS     COMBINED
                                ---------- ----------- -----------     --------
                                               (IN MILLIONS)
                                  ASSETS
Cash and cash equivalents.....   $   71.0   $    66.0     $            $  137.0
Marketable securities
 available for sale...........       98.0                                  98.0
Receivables...................    1,520.5       560.2                   2,080.7
Inventories...................    2,358.1     1,034.1      (8.8)(1)     3,383.4
Prepaid expenses..............       60.7         4.4       5.7 (2)        70.8
Property, plant and
 equipment--net...............      396.5        66.2                     462.7
Goodwill and other
 intangibles..................      756.5        33.9                     790.4
Other assets..................      322.9        15.3                     338.2
                                 --------   ---------     -----        --------
 Total assets.................   $5,584.2   $ 1,780.1     $(3.1)       $7,361.2
                                 ========   =========     =====        ========

                     LIABILITIES AND STOCKHOLDERS' EQUITY

Drafts and accounts payable...   $2,054.7   $   865.2     $ 5.4 (1)    $2,925.3
Short-term loans and current
 portion of long-term debt....      409.7                                 409.7
Other current liabilities.....      398.2        93.8                     492.0
Postretirement obligations and
 noncurrent liabilities.......      243.2        10.6                     253.8
Long-term debt................      918.1       781.0                   1,699.1
Convertible preferred
 securities of subsidiary
 grantor trust................      195.1                                 195.1
Stockholders' equity..........    1,365.2        29.5      (8.5)(1)(2)  1,386.2
                                 --------   ---------     -----        --------
 Total liabilities and
  stockholders' equity........   $5,584.2   $ 1,780.1     $(3.1)       $7,361.2
                                 ========   =========     =====        ========

See Notes to Unaudited Pro Forma Combined Consolidated Financial Data of McKesson and AmeriSource

--------
(1) Reflects the estimated adjustment necessary to conform inventory accounting policies of the separate companies.
(2) Reflects the deferred taxes related to the pro forma adjustment discussed above.

      NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL DATA
                         OF McKESSON AND AMERISOURCE

1. McKESSON AND AMERISOURCE HISTORICAL FISCAL YEARS

   McKesson's fiscal year ends on March 31. AmeriSource's fiscal year ends on September 30. For purposes of combining AmeriSource's historical financial data with McKesson's historical financial data in the unaudited pro forma combined consolidated financial data, the financial information of AmeriSource has been reported using the twelve-month periods ended March 31, 1997, 1996 and 1995, and the nine-month periods ended December 31, 1997 and 1996.

   Certain amounts in the historical financial statements of McKesson and AmeriSource have been reclassified for the pro forma presentation.

   Certain adjustments to the historical financial statements of AmeriSource were necessary to conform inventory accounting policies of the separate companies. Such preliminary estimated adjustments have been reflected in the pro forma presentation.

2. MERGER EXPENSES

   In connection with the Merger, the companies expect to incur charges between $85 million and $105 million, after-tax, for merger and restructuring costs. Such merger costs include investment banking, legal, accounting and other related costs and fees. Additionally, the companies expect to incur costs related to the combination of the separate companies and the reconfiguration of the distribution center network from 61 to 33 facilities. These costs include the effect of certain employee severance arrangements, costs to exit certain contractual relationships, revaluation of certain operating assets, and other merger related costs. These costs will be charged to expense upon consummation of the Merger. The companies expect to incur additional integration-related costs which will be charged to expense when incurred. Since the Merger has not yet been consummated, the Merger expenses can only be estimated at this time, and are subject to revision as further information becomes available.

3. EARNINGS PER SHARE

   The pro forma earnings per common share reflect the weighted average number of shares of McKesson common stock that would have been outstanding had the Merger occurred at the beginning of the earliest period presented and are presented reflecting the exchange ratio of 1.42 shares of McKesson common stock for each share of AmeriSource common stock outstanding after giving effect to the McKesson two-for-one stock split declared October 29, 1997, distributed January 2, 1998 to stockholders of record on December 1, 1997. The diluted pro forma earnings per common share reflect the impact of McKesson and AmeriSource stock options using the treasury stock method. All AmeriSource stock options are assumed to be converted into options for McKesson common stock at the applicable exchange ratio before application of the treasury stock method. The pro forma diluted earnings per common share for fiscal year 1997 and for the nine months ended December 31, 1997, also reflect the assumed conversion of McKesson's convertible preferred securities.

                                 EXHIBIT INDEX
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

Exhibit
  No.                 Title
--------              ----------------------------------------
  (99)                Press Release issued by McKesson
                      Corporation on February 24, 1998.

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